Investments	12 Months Ended
Dec. 31, 2023
Investments
Investments

12.  Investments

	December 31,
	2022	2023
	US$	US$

Equity investments accounted for using the equity method (i)	458,463	322,701
Equity investments with readily determinable fair values (ii)	1,180	1,504
Equity investments without readily determinable fair values (iii)	179,462	156,419
Available-for-sale debt investments (iv)	21,299	63,918

Total	660,404	544,542
(i)	Investments have been accounted for under the equity method where the Group has significant influence over these investees and the investments are considered as in-substance common shares.

In 2022 and 2023, the Group acquired minority stakes in a number of privately-held entities with total consideration of US$95,462 and US$38,427, respectively. The decrease in investments in 2022 was mainly attributable to the other-than-temporary impairment loss of US$417.2 million from Huya recognized in share of loss in equity method investments. The decrease in investments in 2023 as compared to 2022 was mainly attributable to the disposal of Huya. On April 28, 2023, the Company entered into the Share Transfer Agreement with Linen Investment Limited to sell its remaining shares of Huya for a cash consideration of approximately US$219,886. Upon the closing of such share transfer, the Company ceased to hold any shares of Huya. The Company also deemed disposed of certain interest of Huya’s equity interest as a result of the vesting of Huya’s share-based awards in 2022. In 2022 and 2023, net loss of US$5,477 and net income of US$77,524 were recognized from the deemed disposal and disposal of Huya respectively.

The following tables set forth the summarized financial information of the Group’s equity method investments:

	December 31,
	2022	2023
	US$	US$

Current assets	1,879,845	380,267
Non-current assets	1,060,160	1,074,993
Current liabilities	373,980	58,862
Non-current liabilities	33,173	16,199

	For the year ended December 31,
	2021	2022	2023
	US$	US$	US$

Revenues	2,082,821	1,588,732	147,015
Gross profit	466,970	259,169	102,095
Net (loss) income	(81,953)	(103,729)	8,893
Net (loss) income attributable to the investees	(81,953)	(103,729)	8,893

(ii)	The Group does not have the ability to exercise significant influence over these investments. Therefore, it has been precluded from applying the equity method of accounting.

In 2022, the Group disposed an investment with readily determinable fair values for a cash consideration of US$3,927. In 2023, the Group did not dispose of any investment with readily determinable fair values.

In 2021, 2022 and 2023, fair value loss of US$32,773, fair value loss of US$20,453 and fair value gain of US$324 related to investments with readily determinable fair values were recognized in the consolidated statements of comprehensive income (Note 29), respectively.

12.  Investments (continued)

(iii)	Equity securities without readily determinable fair values and over which the Company has neither significant influence nor control through investments in common stock or in-substance common stock.

In 2022 and 2023, the Group acquired minority preferred shares or ordinary shares of a number of privately-held entities with total consideration of US$23,151 and US$9,757, respectively. The ownership interests were less than 20% of the investees’ total equities or the ownership interests redeemable upon condition. These equity investments are not considered as debt securities or equity securities that have readily determinable fair values. Accordingly the Company elected to account for these investments at cost less impairments, adjusted by observable price changes.

In 2022, the Group disposed certain investments without readily determinable fair values, with a consideration of US$4,253 in total. In 2023, the Group did not dispose any investment without readily determinable fair values.

In 2021, fair value gain of US$14,045 due to the observable price change, were recognized in gain on fair value changes of investments (Note 29). Out of the fair value gain of US$14,045 for the year ended December 31, 2021, fair value gain of US$1,339 was unrealized and fair value gain of US$12,706 was realized. In 2022, fair value gain of US$17,089 due to the observable price change, were recognized in gain on fair value changes of investments (Note 29). Out of the fair value gain of US$17,089 for the year ended December 31, 2022, fair value gain of US$12,968 was unrealized and fair value gain of US$4,121 was realized. In 2023, fair value gain of US$11,179 due to the observable price change, were recognized in gain on fair value changes of investments (Note 29). Out of the fair value gain of US$11,179 for the year ended December 31, 2023, fair value gain of US$11,179 was unrealized and fair value gain of nil was realized.

The Group assesses the existence of indicators for other-than-temporary impairment of the investments by considering factors including, but not limited to, current economic and market conditions, the operating performance of the entities including current earnings trends and other entity-specific information. In 2021, 2022 and 2023, based on the Group’s assessment, an impairment charge of US$93,632, nil and nil was recognized in general and administrative expenses, respectively, against the carrying value of the investments due to significant deterioration in earnings or unexpected changes in business prospects of the investees as compared to the original investment plans.

(iv)

Available-for-sale debt investments are convertible debt instruments issued by private companies and investments in preferred shares that are redeemable at the Group’s option, which are measured at fair value as disclosed in Note 29(a).